                                                                   EXHIBIT 10.10

                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option Agreement (the "Agreement") made and entered into as of the _________ day of _____________________________________________,
19_______, by and between ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a Colorado corporation (the "Company"), and _____________________________________________
_____________ ("Optionee"),

                                WITNESSETH THAT:

     WHEREAS, the Company has adopted the Rocky Mountain Chocolate Factory, Inc. 1995 Stock Option Plan (the "Plan") providing for the grant of incentive stock options and nonqualified stock options to certain employees of the Company and its affiliates for the purchase of the Company's Common Stock, par value $0.03 per share ("Common Stock"); and

     WHEREAS, the Compensation Committee (the "Committee") acting under the Plan has determined to grant an Incentive Stock Option under the Plan to Optionee, who is currently employed by the Company;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, it is agreed by and between the Company and Optionee as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, respectively:

          (a) "Affiliate" shall have the meaning set forth in Section 2(a) of the Plan and shall include any party now or hereafter coming within that definition.

          (b) "Common Stock" shall have the meaning set forth in Section 2(e) of the Plan.

          (c) "Fair Market Value" shall have the meaning set forth in Section 2(h) of the Plan.

          (d)  "Incentive Stock Option" shall have the meaning set forth in
     Section 2(i) of the Plan.

          (e) "Lock-Up Period" shall have the meaning set forth in Section 2(j) of the Plan.

          (f) "Retirement" shall have the meaning set forth in Section 2(o) of the Plan.

     2. OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee the option to purchase from the Company ______ __________________ shares of Common Stock at a price of $_______________________
per share, for a period (the "Option Period") commencing on the second anniversary of the date of this Agreement and terminating on the first to occur of (i) the expiration of ten years from the date of this Agreement; (ii) the later of (A) the expiration of 30 days from the date of the termination of Optionee's employment with the Company or an Affiliate for any reason other than Retirement, disability or death or (B) in the event that the 30-day period specified in (ii)(A) occurs during a Lock-Up Period, the expiration of 30 days following the expiration of such Lock-Up Period; (iii) the later of (A) the expiration of three months from the date of the termination of Optionee's employment with the Company or an Affiliate by reason of Retirement or (B) in the event that the three-month period specified in (iii)(A) occurs during a Lock-Up Period, the expiration of three months following the expiration of such Lock-Up Period; or (iv) the expiration of one year from the date of the termination of Optionee's employment with the Company or an Affiliate by reason of disability or death; provided, however, that the option granted hereunder shall not be treated as an Incentive Stock Option to the extent it is exercised more than three months following Optionee's termination of employment with the Company or an Affiliate for any reason other than disability or death. Any provision of this Agreement to the contrary notwithstanding, the option granted hereunder shall expire and become null and void immediately upon Optionee's termination of employment with the Company or an Affiliate by reason of Optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate (as determined by the Committee in its sole discretion). A transfer of employment without interruption of service between or among the Company and any of its Affiliates shall not be considered a termination of employment for purposes of this Agreement. This option shall expire and be void with respect to any shares of Common Stock subject hereto which have not been theretofore purchased by the end of the Option Period.

     3. EXERCISE DURING EMPLOYMENT. Except as provided in Section 2 hereof, this option may not be exercised unless Optionee is at the time of exercise an employee of the Company or an Affiliate.

     4. MANNER OF EXERCISE AND PAYMENT. This option may be exercised from time to time by written notice to the Company signed by the person entitled to exercise same and delivered to the Company within the Option Period. Such notice shall state the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by the full amount of the purchase price of such shares. The purchase price for the option shares may be paid in cash or, with the consent of the Committee, in whole or in part by the surrender of issued and outstanding shares of Common Stock of the Company which shall be credited against the purchase price at the Fair Market Value of the shares surrendered on the date of exercise of the option. In the event of Optionee's death, the executor or administrator of Optionee's estate (or anyone who shall have acquired this option by will or pursuant to the laws of descent and distributions) may exercise this option during the Option Period.

     The Committee, in its discretion and without any obligation to do so, may assist Optionee in the exercise of this Option by approving the extension of a loan to Optionee from the Company; provided, however, that no loan shall be made to Optionee if Optionee is a director of the Company unless the Committee determines in good faith that the loan is fair to the Company at the time of such approval. Any such loan to Optionee shall be made in accordance with the terms and conditions (including interest rate and terms of repayment) determined by the Committee in its discretion and applicable law.

     5. DELIVERY OF SHARES, RESTRICTIONS, LEGENDS. Delivery of the certificates representing the shares of Common Stock purchased upon exercise of this option shall be made as soon as practicable following the receipt of notice of exercise and payment. If the Company so elects, its obligation to deliver shares of Common Stock upon the exercise of this option shall be conditioned upon its receipt from the person exercising this option of an executed investment letter, in form and content satisfactory to the Company and its legal counsel, evidencing the investment intent of such person and such other matters as the Company may reasonably require.

     6. ADJUSTMENTS. In the event that, before delivery by the Company of all the shares of Common Stock covered by this option, the Company shall effect a split of Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the number of shares of Common Stock still subject to this option and the purchase price per share shall be increased or decreased proportionately so that the aggregate purchase price for all the shares then subject to this option is the same as immediately prior to such stock split, stock dividend or combination. In the event of a reclassification of the shares of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an Affiliate, including a transaction in which the Company or an Affiliate is not the survivor, the Board of Directors of the Company shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this option. The provisions of this Section 6 shall be applicable only if, and to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     7. TRANSFERABILITY. This option is not transferable otherwise than by will and the laws of descent and distribution, and during the lifetime of Optionee is exercisable only by Optionee or, if Optionee is legally incompetent, by Optionee's legal representative.

     8. EMPLOYMENT. Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company or any Affiliate, nor shall this Agreement interfere in any manner with the right of the Company or any Affiliate to terminate the employment of Optionee with or without cause at any time.

     9. RIGHTS AS A SHAREHOLDER. Optionee (or Optionee's successor in interest if Optionee is deceased) shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate or certificates to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 6 hereof.

     10. OPTION SUBJECT TO PLAN. By execution of this Agreement, Optionee agrees that this option and the shares of Common Stock to be received upon exercise hereof shall be governed by and subject to all applicable provisions of the Plan.

     11. INTERPRETATION. All questions of interpretation or application of the terms of this Agreement shall be determined by the Committee, and its determination shall be final and binding for all purposes upon Optionee and upon any person claiming by, through or under Optionee.

     12. CONDITIONED UPON APPROVAL. Anything herein to the contrary notwithstanding, as provided in Section 15 of the Plan, this option shall terminate and be null and void if the required affirmative vote of the shareholders of the Company approving and adopting the Plan is not received.

     13. CONSTRUCTION. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Colorado. Words of any gender used in this Agreement shall be construed to include any other gender, unless the context requires otherwise. The headings of the various sections of this Agreement are intended for convenience of reference only and shall not be used in construing the terms hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             ROCKY MOUNTAIN CHOCOLATE
                                             FACTORY, INC.



                                             By
                                               --------------------------------
                                               Title:



                                             ----------------------------------
                                             Optionee

                                                                  EXHIBIT 10.10B

                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option Agreement (the "Agreement") made and entered into as of the _________ day of _____________________________________________,
19_______, by and between ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., a Colorado corporation (the "Company"), and ______________________________________________
____________ ("Optionee"),

                                WITNESSETH THAT:

     WHEREAS, the Company has adopted the Rocky Mountain Chocolate Factory, Inc. 1995 Stock Option Plan (the "Plan") providing for the grant of incentive stock options and nonqualified stock options to certain employees of the Company and its affiliates for the purchase of the Company's Common Stock, par value $0.03 per share ("Common Stock"); and

     WHEREAS, the Compensation Committee (the "Committee") acting under the Plan has determined to grant an Incentive Stock Option under the Plan to Optionee, who is currently employed by the Company;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, it is agreed by and between the Company and Optionee as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, respectively:

          (a) "Affiliate" shall have the meaning set forth in Section 2(a) of the Plan and shall include any party now or hereafter coming within that definition.

          (b) "Common Stock" shall have the meaning set forth in Section 2(e) of the Plan.

          (c) "Fair Market Value" shall have the meaning set forth in Section 2(h) of the Plan.

          (d)  "Incentive Stock Option" shall have the meaning set forth in
     Section 2(i) of the Plan.

          (e) "Lock-Up Period" shall have the meaning set forth in Section 2(j) of the Plan.

          (f) "Retirement" shall have the meaning set forth in Section 2(o) of the Plan.

     2. OPTION. Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee the option to purchase from the Company ______ ________________ shares of Common Stock at a price of $____________________ per share, for a period (the "Option Period") commencing on the date of this Agreement and terminating on the first to occur of (i) the expiration of ten years from the date of this Agreement; (ii) the later of (A) the expiration of 30 days from the date of the termination of Optionee's employment with the Company or an Affiliate for any reason other than Retirement, disability or death or (B) in the event that the 30- day period specified in (ii)(A) occurs during a Lock-Up Period, the expiration of 30 days following the expiration of such Lock-Up Period; (iii) the later of (A) the expiration of three months from the date of the termination of Optionee's employment with the Company or an Affiliate by reason of Retirement or (B) in the event that the three-month period specified in (iii)(A) occurs during a Lock-Up Period, the expiration of three months following the expiration of such Lock-Up Period; or (iv) the expiration of one year from the date of the termination of Optionee's employment with the Company or an Affiliate by reason of disability or death; provided, however, that the option granted hereunder shall not be treated as an Incentive Stock Option to the extent it is exercised more than three months following Optionee's termination of employment with the Company or an Affiliate for any reason other than disability or death. Any provision of this Agreement to the contrary notwithstanding, the option granted hereunder shall expire and become null and void immediately upon Optionee's termination of employment with the Company or an Affiliate by reason of Optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate (as determined by the Committee in its sole discretion). A transfer of employment without interruption of service between or among the Company and any of its Affiliates shall not be considered a termination of employment for purposes of this Agreement. This option shall expire and be void with respect to any shares of Common Stock subject hereto which have not been theretofore purchased by the end of the Option Period.

     3. EXERCISE DURING EMPLOYMENT. Except as provided in Section 2 hereof, this option may not be exercised unless Optionee is at the time of exercise an employee of the Company or an Affiliate.

     4. MANNER OF EXERCISE AND PAYMENT. This option may be exercised from time to time by written notice to the Company signed by the person entitled to exercise same and delivered to the Company within the Option Period. Such notice shall state the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by the full amount of the purchase price of such shares. The purchase price for the option shares may be paid in cash or, with the consent of the Committee, in whole or in part by the surrender of issued and outstanding shares of Common Stock of the Company which shall be credited against the purchase price at the Fair Market Value of the shares surrendered on the date of exercise of the option. In the event of Optionee's death, the executor or administrator of Optionee's estate (or anyone who shall have acquired this option by will or pursuant to the laws of descent and distributions) may exercise this option during the Option Period.

     The Committee, in its discretion and without any obligation to do so, may assist Optionee in the exercise of this Option by approving the extension of a loan to Optionee from the Company; provided, however, that no loan shall be made to Optionee if Optionee is a director of the Company unless the Committee determines in good faith that the loan is fair to the Company at the time of such approval. Any such loan to Optionee shall be made in accordance with the terms and conditions (including interest rate and terms of repayment) determined by the Committee in its discretion and applicable law.

     5. DELIVERY OF SHARES, RESTRICTIONS, LEGENDS. Delivery of the certificates representing the shares of Common Stock purchased upon exercise of this option shall be made as soon as practicable following the receipt of notice of exercise and payment. If the Company so elects, its obligation to deliver shares of Common Stock upon the exercise of this option shall be conditioned upon its receipt from the person exercising this option of an executed investment letter, in form and content satisfactory to the Company and its legal counsel, evidencing the investment intent of such person and such other matters as the Company may reasonably require.

     6. ADJUSTMENTS. In the event that, before delivery by the Company of all the shares of Common Stock covered by this option, the Company shall effect a split of Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the number of shares of Common Stock still subject to this option and the purchase price per share shall be increased or decreased proportionately so that the aggregate purchase price for all the shares then subject to this option is the same as immediately prior to such stock split, stock dividend or combination. In the event of a reclassification of the shares of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an Affiliate, including a transaction in which the Company or an Affiliate is not the survivor, the Board of Directors of the Company shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares still subject to this option. The provisions of this Section 6 shall be applicable only if, and to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     7. TRANSFERABILITY. This option is not transferable otherwise than by will and the laws of descent and distribution, and during the lifetime of Optionee is exercisable only by Optionee or, if Optionee is legally incompetent, by Optionee's legal representative.

     8. EMPLOYMENT. Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company or any Affiliate, nor shall this Agreement interfere in any manner with the right of the Company or any Affiliate to terminate the employment of Optionee with or without cause at any time.

     9. RIGHTS AS A SHAREHOLDER. Optionee (or Optionee's successor in interest if Optionee is deceased) shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate or certificates to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in Section 6 hereof.

     10. OPTION SUBJECT TO PLAN. By execution of this Agreement, Optionee agrees that this option and the shares of Common Stock to be received upon exercise hereof shall be governed by and subject to all applicable provisions of the Plan.

     11. INTERPRETATION. All questions of interpretation or application of the terms of this Agreement shall be determined by the Committee, and its determination shall be final and binding for all purposes upon Optionee and upon any person claiming by, through or under Optionee.

     12. CONDITIONED UPON APPROVAL. Anything herein to the contrary notwithstanding, as provided in Section 15 of the Plan, this option shall terminate and be null and void if the required affirmative vote of the shareholders of the Company approving and adopting the Plan is not received.

     13. CONSTRUCTION. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Colorado. Words of any gender used in this Agreement shall be construed to include any other gender, unless the context requires otherwise. The headings of the various sections of this Agreement are intended for convenience of reference only and shall not be used in construing the terms hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             ROCKY MOUNTAIN CHOCOLATE
                                             FACTORY, INC.



                                             By
                                               --------------------------------
                                               Title:



                                             ----------------------------------
                                             Optionee